UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report - November 1, 2023

(Date of earliest event reported)

Blackstone Secured Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor

New York NY 10154

(Address of principal executive offices, including zip code)

(212) 503-2100

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value per share	BXSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2023, Blackstone Secured Lending Fund (the “Company”) and BGSL Breckenridge Funding LLC (“Breckenridge Funding”), a wholly-owned subsidiary of the Company, entered into the Eighth Amendment (the “Eighth Amendment”) to the Revolving Credit and Security Agreement (the “Revolving Credit Agreement”), dated December 21, 2018, by and among Breckenridge Funding, as borrower, the Company, as equityholder and as servicer, BNP Paribas, as administrative agent, Wells Fargo Bank, National Association, as collateral agent, and each of the lenders from time to time party thereto. The Eighth Amendment provides for, among other things, an increase in the maximum facility amount under the Revolving Credit Agreement from $825 million to $1,025 million, and the payment of certain fees as agreed between Breckenridge Funding and the lenders.

The description above is only a summary of the material provisions of the Eighth Amendment and is qualified in its entirety by reference to the copy of the Eighth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Index

10.1	Eighth Amendment to the Revolving Credit Agreement among Breckenridge Funding, the lenders party thereto, BNP Paribas, the Company and Wells Fargo Bank, National Association, dated November 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2023	BLACKSTONE SECURED LENDING FUND

	By:	/s/ Oran Ebel
	Name:	Oran Ebel
	Title:	Chief Legal Officer and Secretary